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                                                                    EXHIBIT 1.1
                                                                 EXECUTION COPY













                              TEPPCO PARTNERS, L.P.

                                    3,300,000

                                  Common Units

                     representing Limited Partner Interests

                             UNDERWRITING AGREEMENT



                                November 7, 2002






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                             UNDERWRITING AGREEMENT

                                                                November 7, 2002


Goldman, Sachs & Co.
as Representative of the Underwriters named in Schedule A

c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Ladies and Gentlemen:

         TEPPCO Partners, L.P., a Delaware limited partnership (the "Partnership"), proposes to issue and sell units representing limited partner interests in the Partnership (the "Common Units") to the underwriters named in Schedule A annexed hereto (the "Underwriters"), for whom Goldman, Sachs & Co. is acting as representative (the "Representative"), in an aggregate amount of 3,300,000 common units (the "Firm Units"). In addition, the Partnership proposes to grant to the Underwriters the right to purchase from the Partnership up to an additional 495,000 Common Units (the "Optional Units"). The Firm Units and the Optional Units are hereinafter collectively sometimes referred to as the "Units". The Units are described in the Prospectus which is referred to below.

         Each of (i) the Partnership, (ii) Texas Eastern Products Pipeline Company, LLC, a Delaware limited liability company and general partner of the Partnership (the "General Partner"), (iii) TEPPCO GP, Inc., a Delaware corporation and general partner of each of the Operating Partnerships (as defined below) and Jonah (as defined below) ("TEPPCO GP"), (iv) TE Products Pipeline Company, Limited Partnership, a Delaware limited partnership ("TE Products"), (v) TCTM, L.P., a Delaware limited partnership ("TCTM"), (vi) TEPPCO Midstream Companies, L.P., a Delaware limited partnership ("TEPPCO Midstream" and together with TE Products and TCTM, the "Operating Partnerships"), Jonah Gas Gathering Company, a Wyoming general partnership ("Jonah"), Val Verde Gas Gathering Company, L.P., a Delaware limited partnership ("Val Verde"), and TEPPCO NGL Pipelines, L.L.C. ("TEPPCO NGL") are referred to collectively as the "TEPPCO Entities".

         The Partnership has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Rules and Regulations" and together, with the Securities Act of 1933, as amended, the "Securities Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-100494) including a prospectus, relating to the Units, which incorporates by reference documents which the Partnership and TE Products have filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively the "Exchange Act"). Except where the context otherwise requires, the registration statement, as amended when it became effective, including all financial statements, exhibits and all documents filed as a part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430(A) under the Securities Act and also



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including any registration statement filed or to be filed pursuant to Rule
462(b) under the Securities Act, is herein called the "Registration Statement". The prospectus, including the base prospectus and prospectus supplement (the "Prospectus Supplement"), and all documents incorporated therein by reference, in the form filed by the Partnership with the Commission pursuant to Rule 424(b) under the Securities Act on or before the second business day after the date hereof (or such earlier time as may be required under the Securities Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "Prospectus". Any reference herein to the terms "amend," "amendment" or "supplement' with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include any such document filed or to be filed under the Exchange Act after the date of the Prospectus, and deemed to be incorporated therein by reference.

         The Partnership and the Underwriters agree as follows:

         1. Sale and Purchase. Upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, (a) the Partnership agrees to issue and sell to each of the respective Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Partnership, at a purchase price of $25.69 per unit, the number of Firm Units set forth opposite the name of such Underwriter in Schedule A attached hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Units as provided below, the Partnership agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Partnership, at the purchase price per share set forth in clause (a) of this
Section 1, that portion of the number of Optional Units as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional units) determined by multiplying such number of Optional Units by a fraction, the numerator of which is the maximum number of Optional Units which such Underwriter may purchase as set forth opposite the name of such Underwriter in the second column on Schedule A hereto and the denominator of which is the maximum number of Optional Units that all of the Underwriters may purchase hereunder as set forth under "Total" in the second column on Schedule A. The Partnership is advised by the Representative that the Underwriters intend initially to offer the Firm Units upon the terms set forth in the Prospectus and Prospectus Supplement. The Underwriters may from time to time increase or decrease the public offering price after the initial public offering to such extent as they may determine.

         In addition, the Partnership hereby grants to the several Underwriters the right to purchase at their election, and upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, up to 495,000 Optional Units, at the purchase price per unit set forth in the paragraph above, for the sole purpose of covering sales of units in excess of the number of Firm Units. The right to purchase Optional Units may be exercised by the Representative on behalf of the several Underwriters in whole or in part at any time on or before the thirtieth (30th) calendar day following the date hereof, by written notice to the Partnership. Such notice shall set forth the aggregate number of Optional Units to be purchased, and the date and time when the Optional Units are to be delivered (such date and time being herein referred to as the "additional time of purchase"); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than

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the second business day(1) after written notice has been given nor later than the tenth (10th) business day after written notice has been given unless you and the Partnership agree otherwise.

         2. Payment and Delivery. Payment of the purchase price for the Firm Units shall be made to the Partnership by Federal funds wire transfer, against delivery of the certificates for the Firm Units to the Underwriters through the facilities of The Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made by 11:00 a.m., New York City time, on November 14, 2002 (unless another time shall be agreed to by the Representative and the Partnership or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the "time of purchase". Electronic transfer of the Firm Units shall be made to the Underwriters at the time of purchase in such names and in such denominations as they shall specify.

         Payment of the purchase price for the Optional Units shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Units. Electronic transfer of the Optional Units shall be made to the Underwriters at the time of purchase in such names and in such denominations as they shall specify.

         Deliveries of the documents described in Section 6 below with respect to the purchase of the Units shall be made at the offices of Andrews & Kurth L.L.P. at 8:30 a.m. Houston time, on the date of the closing of the purchase of the Firm Units or the Optional Units, as the case may be.

         3. Representations and Warranties of the Partnership. The Partnership represents and warrants to each of the Underwriters that:

         (a) Compliance with Registration Requirements. On the date the Registration Statement was initially declared effective by the Commission (the "Effective Date"), at all times subsequent to and including the time of purchase or the additional time of purchase, as the case may be, and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Partnership or the Operating Partnerships shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus or the Registration Statement, did or, when so filed, will comply in all material respects with all applicable provisions of the Securities Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder (the "Exchange Act Rules and Regulations") and did or, when filed, will contain all statements required to be stated therein in accordance with the Securities Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement (or any registration statement filed pursuant to Rule 462(b) under the Securities Act that constitutes part of the Registration Statement) becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date


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(1)  As used herein "business day" shall mean a day on which the New York Stock
     Exchange is open for trading.

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the Prospectus or any amendment or supplement to the Prospectus is or was filed with the Commission and at the time of purchase or the additional time of purchase, as the case may be, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(a) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Partnership by the Underwriters specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. For all purposes of this Agreement, (i) the amounts of the selling concession and reallowance set forth in the Prospectus, (ii) the paragraphs regarding stabilization, the provision of other services to the Partnership by affiliates of the Underwriters and the receipt of proceeds by affiliates of the Underwriters in the section captioned "Underwriting" in the Prospectus, and
(iii) the number of Units which each Underwriter commits to purchase on the time of purchase or the additional time of purchase, as the case may be, each as set forth in the section captioned "Underwriting" in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Partnership by the Underwriters specifically for inclusion in the Registration Statement or the Prospectus. The Partnership has not distributed any written offering material in connection with the offering or sale of the Units other than the Registration Statement and the Prospectus. No order preventing or suspending the use of the Prospectus has been issued by the Commission.

         (b) Incorporated Documents. The documents that are incorporated by reference in the Registration Statement and the Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied and will comply in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, the Rules and Regulations and the Exchange Act Rules and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference subsequent to the time of purchase or the additional time of purchase, as the case may be, shall, when they are filed with the Commission, conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, the Rules and Regulations and the Exchange Act Rules and Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading.

         (c) Capitalization. The Partnership's capital as of September 30, 2002 is as set forth in the Prospectus Supplement in the column entitled "Actual" under the heading "Capitalization". The adjustments to the Partnership's capital as of September 30, 2002, as set forth in the Prospectus Supplement under the column entitled "As Adjusted" under the heading "Capitalization," represent the effects on the Partnership's capital of the offer and sale of the Units and the application of the estimated net proceeds from such offer and sale in the manner set forth in the Prospectus Supplement under the heading "Use of Proceeds", the related capital contribution by the General Partner and the other transactions described therein.

         (d) Formation and Good Standing of the Partnership, the Operating Partnerships and the Subsidiary Partnerships. Each of the Partnership, the Operating Partnerships and TEPPCO Crude Pipeline, L.P., TEPPCO Seaway L.P., TEPPCO Crude Oil, L.P. and Lubrication Services, L.P. (collectively, each of TEPPCO Crude Pipeline, L.P., TEPPCO Seaway L.P., TEPPCO Crude Oil,

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L.P. and Lubrication Services, L.P., the "TCTM Subsidiary Partnerships") and
Chaparral Pipeline Company, L.P., Quanah Pipeline Company, L.P., Dean Pipeline Company, L.P., Panola Pipeline Company, L.P., Val Verde and Wilcox Pipeline Company, L.P. (collectively, each of Chaparral Pipeline Company, L.P., Quanah Pipeline Company, L.P., Dean Pipeline Company, L.P., Panola Pipeline Company, L.P., Val Verde and Wilcox Pipeline Company, L.P., the "Midstream Subsidiary Partnerships" and together with the TCTM Subsidiary Partnerships, the "Subsidiary Partnerships") has been duly formed and is, and at the time of purchase or the additional time of purchase, as the case may be, will be, validly existing as a limited partnership in good standing under the Delaware Revised Uniform Limited Partnership Act, as amended (the "Delaware LP Act"). Each of the Partnership, the Operating Partnerships and the Subsidiary Partnerships has, and at the time of purchase or, the additional time of purchase, as the case may be, will have, full power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business in all material respects as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement. Each of the Partnership, the Operating Partnerships and the Subsidiary Partnerships is, and at the time of purchase or, the additional time of purchase, as the case may be, will be, duly qualified or registered and in good standing as a foreign limited partnership to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a material adverse effect on the business, properties, assets, financial condition or results of operations of the TEPPCO Entities and their subsidiaries taken as a whole or invalidate this Agreement (a "Material Adverse Effect"), or (ii) would not subject the limited partners of such partnership to any material liability or disability. The Partnership is the sole limited partner of each of the Operating Partnerships, in each case owning a limited partner interest of 99.999%. These partner interests in the Subsidiary Partnerships have been duly authorized by the respective agreements of limited partnership of the Operating Partnerships (the "Operating Partnership Agreements"), have been validly issued in accordance with the respective Operating Partnership Agreements, are fully paid and non-assessable, except to the extent such non-assessability may be affected by Section 17-607 of the Delaware LP Act, and are the only outstanding limited partner interests of all of the Operating Partnerships. TCTM is the sole limited partner of each of the TCTM Subsidiary Partnerships, in each case with a limited partner interest of 99.99%. TEPPCO Crude Oil, L.P. is the sole limited partner of Lubrication Services, L.P. and TEPPCO Crude Pipeline, L.P. is the sole limited partner of TEPPCO Seaway, L.P., in each case with a limited partner interest of 99.99%, respectively. TEPPCO Midstream is the sole limited partner of each of the Midstream Subsidiary Partnerships, in each case with a limited partner interest of 99.999%. These limited partner interests have been duly authorized by the respective agreements of limited partnership of the Subsidiary Partnerships (the "Subsidiary Partnership Agreements"), have been validly issued in accordance with the respective Subsidiary Partnership Agreements, are fully paid and non-assessable, except to the extent such non-assessability may be affected by
Section 17-607 of the Delaware LP Act, and are the only outstanding limited partner interests of all of the Subsidiary Partnerships. The Partnership owns such limited partner interests in the Operating Partnerships; TCTM owns such limited partner interests in TEPPCO Crude Oil, L.P. and TEPPCO Crude Pipeline, L.P.; TEPPCO Crude Oil, L.P. owns such limited partner interests in Lubrication Services, L.P.; TEPPCO Crude Pipeline, L.P. owns such limited partner interests in TEPPCO Seaway, L.P.; and


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TEPPCO Midstream owns such limited partner interests in the Midstream Subsidiary
Partnerships, in each case as described in the Prospectus, either directly or indirectly, and free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus. TEPPCO Seaway, L.P. owns a 50% general partner interest in Seaway Crude Pipeline Company. Such general partner interest has been duly authorized and validly issued and is owned of record free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material. TEPPCO Midstream also owns a 99.999% general partner interest in Jonah. Such general partner interest has been duly authorized and validly issued and is owned of record free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus. TEPPCO Midstream is the sole member of each of TEPPCO NGL and TEPPCO Colorado, L.L.C. ("TEPPCO Colorado"), and TCTM is the sole member of TEPPCO
Crude GP, LLC. These member interests have been duly authorized and validly issued and are owned of record free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material. Complete and correct copies, as of the date hereof, of (i) the agreement of limited partnership of the Partnership (the "Partnership Agreement"), (ii) the Operating Partnership Agreements, (iii) the Subsidiary Partnership Agreements, (iv) the agreement of limited partnership of TEPPCO Seaway, L.P. and (v) the limited liability company agreements of each of TEPPCO NGL, TEPPCO Colorado and TEPPCO Crude GP, LLC have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the time of purchase or the additional time of purchase, as the case may be.

         (e) Formation and Good Standing of the General Partner. The General Partner has been duly organized and is, and at the time of purchase or the additional time of purchase, as the case may be, will be, validly existing as a limited liability company in good standing under the Delaware Limited Liability Company Act ("Delaware LLC Act") and has full power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business and to act as general partner of the Partnership, in each case in all material respects, as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement; and the General Partner is, and at the time of purchase or the additional time of purchase, as the case may be, will be, duly qualified or registered and in good standing as a foreign limited liability company to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a Material Adverse Effect, or (ii) would not subject its members to any material liability or disability or (iii) would not subject any limited partner of the Partnership to any liability by reason of such failure. The General Partner is the sole general partner of the Partnership with a general partner interest in the Partnership of 2%. Such general partner interest has been duly authorized by the Partnership Agreement, has been validly issued in accordance with the Partnership Agreement, and is owned of record by the General Partner, free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus. Complete


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and correct copies of the certificate of formation and the limited liability company agreement of the General Partner and all amendments thereto have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the time of purchase or the additional time of purchase, as the case may be.

         (f) Formation and Good Standing of TEPPCO GP. TEPPCO GP has been duly incorporated and is, and at the time of purchase or the additional time of purchase, as the case may be, will be, validly existing as a corporation in good standing under the Delaware General Corporation Law ("DGCL") and has full corporate power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business and to act as general partner of the Operating Partnerships, in each case in all material respects, as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement; and TEPPCO GP is, and at the time of purchase or the additional time of purchase, as the case may be, will be, duly qualified or registered and in good standing as a foreign corporation to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a Material Adverse Effect, or
(ii) would not subject its securityholders to any material liability or disability, or (iii) would not subject the Partnership, as the sole limited partner of each of the Operating Partnerships to any liability by reason of such failure. All of the capital stock of TEPPCO GP is owned of record by the Partnership, free and clear of all liens, encumbrances, security interests, equities, charges, or claims, except as set forth in the Prospectus or as are not, individually or in the aggregate, not material. TEPPCO GP is the sole general partner of each of the Operating Partnerships and, with respect to Jonah, the sole managing general partner, in each case with a general partner interest of 0.001%, respectively. These general partner interests have been duly authorized by the respective Operating Partnership Agreements (or, in the case of Jonah, by its agreement of general partnership), have been validly issued in accordance with the respective Operating Partnership Agreements (or, in the case of Jonah, by its agreement of general partnership), and are owned of record by TEPPCO GP, free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus. Complete and correct copies of the certificate of incorporation and the bylaws of TEPPCO GP and all amendments thereto have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the time of purchase or the additional time of purchase, as the case may be.

         (g) Formation and Good Standing of TEPPCO NGL. TEPPCO NGL has been duly organized and is, and at the time of purchase or the additional time of purchase, as the case may be, will be, validly existing as a limited liability company in good standing under the Delaware LLC Act and has full limited liability company power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business and to act as general partner of each of the Midstream Subsidiary Partnerships, in each case in all material respects, as described in the Registration Statement and the Prospectus; and TEPPCO NGL is, and at the time of purchase or the additional time of purchase, as the case may be, will be, duly qualified or registered and in good standing as a foreign limited liability company to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except


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where the failure so to qualify or to register (i) would not result in a
Material Adverse Effect or (ii) would not subject its members to any material liability or disability. TEPPCO NGL is the sole general partner of each of the Midstream Subsidiary Partnerships, in each case with a general partner interest of 0.001%. These general partner interests have been duly authorized by the respective Subsidiary Partnership Agreements, have been validly issued in accordance with the respective Subsidiary Partnership Agreements, and are owned of record by TEPPCO NGL, free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus. Complete and correct copies of the certificate of formation and the limited liability company agreement of TEPPCO NGL and all amendments thereto have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the time of purchase or the additional time of purchase, as the case may be.

         (h) Formation and Good Standing of TEPPCO Crude GP, LLC. TEPPCO Crude GP, LLC has been duly organized and is, and at the time of purchase or the additional time of purchase, as the case may be, will be, validly existing as a limited liability company in good standing under the Delaware LLC Act and has full limited liability company power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business and to act as general partner of each of the TCTM Subsidiary Partnerships, in each case in all material respects, as described in the Registration Statement and the Prospectus; and TEPPCO Crude GP, LLC is, and at the time of purchase or the additional time of purchase, as the case may be, will be, duly qualified or registered and in good standing as a foreign limited liability company to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a Material Adverse Effect or (ii) would not subject its members to any material liability or disability. TEPPCO Crude GP, LLC is the sole general partner of the TCTM Subsidiary Partnerships, in each case with a general partner interest of 0.01%. These general partner interests have been duly authorized by the respective Subsidiary Partnership Agreements, have been validly issued in accordance with the respective Subsidiary Partnership Agreements, and are owned of record by TEPPCO Crude GP, LLC, free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus. Complete and correct copies of the certificate of formation and the limited liability company agreement of TEPPCO Crude GP, LLC and all amendments thereto have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the time of purchase or the additional time of purchase, as the case may be.

         (i) Formation and Good Standing of TEPPCO Colorado. TEPPCO Colorado has been duly organized and is, and at the time of purchase or the additional time of purchase, as the case may be, will be, validly existing as a limited liability company in good standing under the Delaware LLC Act and has full limited liability company power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business, in each case in all material respects; and TEPPCO Colorado is, and at the time of purchase or the additional time of purchase, as the case may be, will be, duly qualified or registered and in good standing as a foreign limited liability company to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a Material Adverse Effect or (ii) would not subject its members to any material liability or disability.

         (j) Formation and Good Standing of Jonah. Jonah has been duly formed and is, and at the time of purchase or the additional time of purchase, as the case may be, will be, validly existing as a general partnership in good standing under the Wyoming Uniform Partnership Act, as amended (the "Wyoming Act"). Jonah has, and at the time of purchase or the additional time of purchase, as the case may be, will have, full partnership power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business in all material respects as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement. Jonah is not, and at the time of purchase or the additional time of purchase, as the case may be, will not be, required to register or qualify as a foreign general partnership to transact business in any other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a Material Adverse Effect or (ii) would not subject the partners of such partnership to any material liability or disability.

         (k) Partnership Interests. As of the date of this Agreement, the limited partners of the Partnership hold limited partner interests in the Partnership aggregating a 98% interest in the Partnership, such limited partner interests being represented by 50,014,597 Common Units and 3,916,547 units representing Class B limited partner interests ("Class B Units") (the Common Units and the Class B Units are collectively referred to as the "Limited Partner Units") held by Duke Capital Corp.; the Limited Partner Units are the only limited partner interests of the Partnership that are issued and outstanding; all of the issued and outstanding Limited Partner Units of the Partnership have been (1) duly authorized and validly issued under the Partnership Agreement and are fully paid and non-assessable, except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act, and (2) issued in compliance with all applicable federal and state laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right.

         (l) Capitalization of the General Partner. All of the membership interests of the General Partner are registered on its books in the name of Duke Energy Field Services, L.P., a Delaware limited partnership ("DEFS"), free and clear of all liens, encumbrances, security interests, equities, charges or claims, except as set forth in the Prospectus or as are not, individually or in the aggregate, material.

         (m) Absence of Defaults and Conflicts. None of the TEPPCO Entities nor any of their subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), the respective partnership agreement or certificate of limited partnership or limited liability company agreement or articles or certificate of incorporation or formation, or any other organizational document, as the case may be, or in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which any of the TEPPCO Entities or any of their subsidiaries is a party or by which any of them or any of their properties is bound, and the execution, delivery and performance of this Agreement and the issuance of the Units and consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any breach of or constitute a default under (or constitute any event which with notice, lapse of time, or both would result in any breach of, or constitute a default under), any provisions of the respective partnership agreement or certificate of limited partnership or limited liability company agreement or articles or certificate of incorporation or formation, or any other organizational document, as the case may be, of any of the TEPPCO Entities or any of their subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which any of the TEPPCO Entities or any of their subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to any of the TEPPCO Entities or any of their subsidiaries.

         (n) Authorization of Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Partnership and is a legal, valid and binding agreement of the Partnership enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

         (o) Accuracy of Disclosure. The Common Units conform in all material respects to the descriptions thereof contained in the Registration Statement, Prospectus and Prospectus Supplement. All legal or governmental proceedings, affiliate transactions, contracts, leases or documents of a character required to be described in the Registration Statement, the Prospectus, the Prospectus Supplement or the documents incorporated by reference therein or to be filed as an exhibit thereto have been so described or filed as required. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus, the Prospectus Supplement or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

         (p) Authorization of Units. The Units to be issued and sold by the Partnership have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable, except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act and will not be subject to any preemptive or similar right or voting or transfer restriction.

         (q) Absence of Further Requirements. No approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Units or the consummation of the transactions as contemplated hereby other than registration of the Units under the Securities Act, which has been or will be completed, and any necessary qualification under the Securities or blue sky laws of the various jurisdictions in which the Units are being offered by the Underwriters or under the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD").

         (r) Absence of Restrictions on Units. Except as set forth in the Registration Statement and the Prospectus and except for any such rights which have been effectively complied with or waived, (i) no person has the right, contractual or otherwise, to cause the Partnership to issue or sell to it any units representing limited partner interests in the Partnership, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any units representing limited partner interests in the Partnership, and (iii) no person has the right to act as an underwriter, or as a financial advisor to the Partnership, in connection with the offer and sale of the Units, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Units as contemplated thereby or otherwise; no person has the right, contractual or otherwise, to cause the Partnership to register under the Securities Act any units representing limited partner interests in the Partnership, or to include any units representing limited partner interests in the Partnership in the Registration Statement or the offering contemplated thereby whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Units as contemplated thereby or otherwise, except for such rights as have been complied with or waived.

         (s) Independent Accountants. KPMG, LLP ("KPMG") whose reports on the consolidated financial statements of the Partnership and its subsidiaries are filed with the Commission as part of, or incorporated by reference into, the Registration Statement and Prospectus, are independent public accountants as required by the Securities Act and Exchange Act. The statements included in the Registration Statement with respect to the accountants pursuant to Rule 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects. PricewatershouseCoopers, LLP ("PWC") whose reports on the combined financial statements of the Burlington Resources Gathering Inc. Val Verde Gathering and Processing System are filed with the Commission as part of the Partnership's Form 8-K/A filed with the Commission on August 12, 2002 and Form 8-K/A filed with the Commission on October 10, 2002 and incorporated by reference into the Registration Statement and Prospectus, are independent public accountants as required by the Securities Act and Exchange Act. The statements included in, or incorporated by, the Registration Statement with respect to the accountants pursuant to Rule 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects.

         (t) Possession of Licenses and Permits. Each of the TEPPCO Entities and their subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business; none of the TEPPCO Entities or their subsidiaries is in violation of, or in default under, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to any of the TEPPCO Entities or their subsidiaries, the effect of which, individually or in the aggregate, could have a Material Adverse Effect.

         (u) Absence of Proceedings. Except as disclosed in the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or threatened to which any of the TEPPCO Entities or their subsidiaries or any of their respective officers is a party or of which any of their respective properties is subject, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order having a Material Adverse Effect or prevent consummation of the transactions contemplated hereby.

         (v) Financial Statements. The financial statements included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the consolidated financial position of the Partnership and its subsidiaries at the dates indicated and the consolidated results of operations, cash flows and changes in financial position of the Partnership and its subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The pro forma financial statements and other pro forma financial information included or incorporated by reference in the Registration Statement or the Prospectus (i) present fairly in all material respects the information shown therein, (ii) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and (iii) have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included or incorporated by reference in the Registration Statement or Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. No other financial statements or schedules of the Partnership are required by the Securities Act, the Rules and Regulations, the Exchange Act or the Exchange Act Rules and Regulations to be included in the Registration Statement or the Prospectus.

         (w) No Material Adverse Change in Business. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the time of purchase or the additional time of purchase, as the case may be, and except as described in or contemplated by the Prospectus, there has not been and will not have been (i) any material adverse change, or any development which is likely to cause a material adverse change, in the capitalization of any of the TEPPCO Entities, or in the business, properties or assets described or referred to in the Registration Statement, or the results of operations, condition (financial or otherwise), business or operations of any of the TEPPCO Entities and their subsidiaries taken as a whole, (ii) any transaction which is material to any of the TEPPCO Entities or their subsidiaries, except transactions contemplated in this Agreement or in the ordinary course of business, (iii) any obligation, direct or contingent, which is material to the TEPPCO Entities or their subsidiaries taken as a whole, incurred by any of the TEPPCO Entities or their subsidiaries, except obligations contemplated in this Agreement or incurred in the ordinary course of business,
(iv) any material change in the capital stock, equity interests or outstanding indebtedness of any of the TEPPCO Entities or their subsidiaries, (v) any dividend or distribution of any kind declared, paid or made by the Partnership, or (vi) any event that has invalidated or could invalidate the Agreement. None of the TEPPCO Entities nor any of their subsidiaries has any material contingent obligation which is not disclosed in the Registration Statement.

         (x) Lock-Up Agreements. The Partnership has obtained for the benefit of the Underwriters the agreement, in the form set forth as Exhibit A-1 hereto, of each of the General Partner's directors and officers as set forth on Schedule C, and the agreement, in the form set forth as Exhibit A-2 hereto, of Duke Energy Corporation, on its behalf and on behalf of its affiliates that may own Common Units (collectively, the agreements set forth in Exhibits A-1 and A-2, the "Lock-Up Agreements"); the Partnership will not release or purport to release any person from any Lock-Up Agreement without the prior written consent of the Representative.

         (y) Investment Company Act. None of the TEPPCO Entities or their subsidiaries is, and upon the issuance and sale of the Units as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

         (z) Public Utility Holding Company Act. None of the TEPPCO Entities or their subsidiaries is a "holding company" as such term is defined in the Public Utility Holding Company Act of 1935, as amended ("PUHCA"); neither the TEPPCO Entities nor the issue and sale of the Units by the Partnership is subject to regulation under PUHCA; and none of the TEPPCO Entities is a "public utility" as such term is defined in the Federal Power Act, as amended.

         (aa) Tax Returns and Payments. Each of the TEPPCO Entities has filed all federal, state and foreign income and franchise tax returns required by law to be filed by them and have paid all taxes, assessments and other governmental charges, including any interest, additions to tax or penalties applicable thereto, levied upon them or any of their properties, assets, income or franchises which are due and payable, other than (i) those which are not past due or are presently being contested in good faith by appropriate proceedings diligently conducted for which such reserves or other appropriate provisions, if any, as shall be required by generally accepted accounting principles have been made and (ii) with respect to state and local taxes, such as will not result in a Material Adverse Effect. There are no tax returns of any of the TEPPCO Entities that are currently being audited by state, local or federal taxing authorities or agencies (and with respect to which any of the TEPPCO Entities has received notice), where the findings of such audit, if adversely determined, would result in a Material Adverse Effect.

         (bb) Insurance. Each of the TEPPCO Entities and their subsidiaries maintains insurance with respect to its properties and business of the types and in amounts generally deemed adequate for its business and consistent with insurance coverage maintained by similar companies and businesses, all of which insurance is in full force and effect.

         (cc) No Business Interruptions. None of the TEPPCO Entities nor any of their subsidiaries has sustained since the date of the last financial statements included in the Prospectus any material loss or interference with their respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree.

         (dd) Absence of Notice. None of the TEPPCO Entities nor any of their subsidiaries have sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement or any document incorporated by reference therein, and no such termination or non-renewal has been threatened by the Partnership or, to the knowledge of the Partnership after due inquiry, any other party to any such contract or agreement, which termination or non-renewal would have a Material Adverse Effect.

         (ee) Internal Accounting Controls. The TEPPCO Entities and their subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (ff) Validity of Data. Any statistical and market-related data included in the Prospectus are based on or derived from sources that the Partnership believes to be reliable and accurate, and the Partnership has obtained the written consent to the use of such data from such sources to the extent the General Partner believes is required.

         (gg) Stabilization. None of the TEPPCO Entities, nor any of their directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Securities Act or otherwise, in or which has constituted, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

         (hh) Violations. None of the TEPPCO Entities nor any of their subsidiaries, nor to the Partnership's knowledge after due inquiry, any employee or agent of the TEPPCO Entities, has made any payment of funds of the TEPPCO Entities or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or Prospectus.

         (ii) Possession of Intellectual Property. Each of the TEPPCO Entities and their subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and none of the TEPPCO Entities nor any of their subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of any of the TEPPCO Entities or their subsidiaries, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

         (jj) Absence of Labor Dispute. No labor dispute with the employees of any of the TEPPCO Entities or any of their subsidiaries exists or, to the knowledge of any of the TEPPCO Entities, is imminent or threatened, and none of the TEPPCO Entities has any actual knowledge of an existing, imminent or threatened labor disturbance by the employees of any of its, or any of its affiliates', principal suppliers, manufacturers, customers or contractors, which, in either case, could reasonably be expected to result in a Material Adverse Effect. Each of the TEPPCO Entities and their subsidiaries is in compliance with all federal, state and local employment labor laws, including, but not limited to, laws relating to non-discrimination in hiring, promotion and pay of employees, except for any noncompliance that could not reasonably be expected to result in a Material Adverse Effect.

         (kk) Benefit Plans. With respect to each employee benefit plan, program and arrangement (including, without limitation, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained or contributed to by any of the TEPPCO Entities or their subsidiaries, or with respect to which any of the TEPPCO Entities could incur any liability under ERISA (collectively, the "Benefit Plans"), no event has occurred and, to the best knowledge of each of the TEPPCO Entities or their subsidiaries, there exists no condition or set of circumstances, in connection with which any of the TEPPCO Entities or their subsidiaries could be subject to any liability under the terms of such Benefit Plans, applicable law (including, without limitation, ERISA and the Internal Revenue Code of 1986, as amended) or any applicable agreement that could have a Material Adverse Effect.

         (ll) Environmental Laws. Each of the TEPPCO Entities and their subsidiaries (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, result in a Material Adverse Effect. The term "Hazardous Material" means (A) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, (B) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

         In the ordinary course of its business, the Partnership conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the TEPPCO Entities and their subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). Except as set forth in the Registration Statement and the Prospectus, there are no costs and liabilities associated with or arising in connection with Environmental Laws as currently in effect (including without limitation, costs of compliance therewith) which would, singly or in the aggregate, have a Material Adverse Effect.

         (mm) Title to Property. Each of the TEPPCO Entities and their subsidiaries have satisfactory and marketable title to all properties and assets owned by such entities, in each case free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (i) are described in the Prospectus or (ii) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by such entities; and all of the leases and subleases material to the business of such entities, and under which such entities hold properties described in the Prospectus, are in full force and effect, and none of such entities has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of such entities under any of the leases or subleases mentioned above, or affecting or questioning the rights of such entities to the continued possession of the leased or subleased premises under any such lease or sublease.

         (nn) Partnership Agreements. The Partnership Agreement is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms, and each of the Operating Partnership Agreements and Subsidiary Partnership Agreements is a valid and legally binding agreement of the parties thereto, enforceable against the parties thereto in accordance with its terms, except as the enforceability of such agreements may be affected by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and general equitable principles.

         (oo) Disclosure. Neither this Agreement, the Registration Statement, nor any other document, certificate or instrument delivered to the Underwriters by or on behalf of the Partnership in connection with the transactions contemplated by this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading. There is no fact known to the Partnership or the General Partner which would result in a Material Adverse Effect or in the future may (so far as the Partnership can now foresee) result in a Material Adverse Effect which has not been set forth or referred to in this Agreement or the Registration Statement.

         (pp) Significant Subsidiaries. The subsidiaries listed on Schedule B attached hereto are the only significant subsidiaries of the Partnership as defined by Rule 1-02 of Regulation S-X.

         (qq) Registration Rights. No holder of securities of the Partnership has rights to the registration of any securities of the Partnership because of the filing of the Registration Statement that have not been waived.

         (rr) Officers' Certificates. Any certificate signed on behalf of the Partnership by the President or Vice President of the General Partner and on behalf of the General Partner by a President or Vice President thereof delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by each of the TEPPCO Entities to each Underwriter as to the matters covered thereby.

         In addition, any certificate signed by any officer of the TEPPCO Entities and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Units shall be deemed to be a representation and warranty by the TEPPCO Entities, as to matters covered thereby, to each Underwriter.

         4. Certain Covenants of the Partnership. The Partnership hereby agrees:

         (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Units for offering and sale under the securities or blue sky laws of such states as the Underwriters may designate and to maintain such qualifications in effect as long as required for the distribution of the Units, provided that none of the TEPPCO Entities shall be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Units); and to promptly advise the Underwriters of the receipt by the TEPPCO Entities of any notification with respect to the suspension of the qualification of the Units for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

         (b) to make available to the Underwriters in New York City, without charge, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Partnership shall have made any amendments or supplements thereto after the Effective Date of the Registration Statement) as the Underwriters may reasonably request for the purposes contemplated by the Securities Act; in case any Underwriter is required to deliver a prospectus within the nine-month period referred to in Section 10(a)(3) of the Securities Act in connection with the sale of the Units, the Partnership will prepare promptly upon request such amendment or amendments to the Registration Statement and such prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act.

         (c) to advise the Underwriters promptly and (if requested by you) to confirm such advice in writing (i) when any post-effective amendment to the Registration Statement becomes effective and (ii) if Rule 430A under the Securities Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act (which the Partnership agrees to file in a timely manner under such Rules).

         (d) to advise the Underwriters promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise the Underwriters promptly of any proposal to amend or supplement the Registration Statement or Prospectus including by filing any documents that would be incorporated therein by reference, to furnish the Underwriters with a draft of such proposed amendment in advance of such filing and to file no such amendment or supplement to which the Underwriters shall object in writing.

         (e) to file promptly all reports and any definitive proxy or information statement required to be filed by the Partnership or TE Products with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units, and to promptly notify the Underwriters of such filing.

         (f) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Securities Act.

         (g) to furnish or otherwise make available to the Underwriters and, upon request, to each of the other Underwriters for a period of three years from the date of this Agreement the following documents, provided such documents are not otherwise publicly available via EDGAR: (i) copies of any reports or other communications which the Partnership shall send to the holders of any class of its limited partnership interests or debt securities or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Partnership is listed, and (iv) such other information as the Underwriters may reasonably request regarding the TEPPCO Entities or their subsidiaries, in each case as soon as such communications, documents or information become available.

         (h) to advise the Underwriters promptly of the happening of any event known to the Partnership or its subsidiaries within the time during which a Prospectus relating to the Units is required to be delivered under the Securities Act which, in the judgment of the Partnership, would require the making of any change in the Prospectus then being used, or in the information incorporated therein by reference, so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Partnership's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish to the Underwriters a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission.

         (i) to make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, and to deliver to the Underwriters, an earnings statement of the Partnership (which will satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 of the Rules and Regulations) for a period of twelve months beginning after the Effective Date of the Registration Statement (as defined in Rule 158(c) of the Securities Act) as soon as is reasonably practicable after the termination of such twelve-month period.

         (j) to furnish to the Underwriters, upon request and without charge, two copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all financial statements, schedules and exhibits thereto and documents incorporated by reference therein), which are certified by an officer of the General Partner to be true and correct, and sufficient conformed copies of the foregoing (other than exhibits) for distribution to each of the other Underwriters.

         (k) to furnish to the Underwriters as early as practicable prior to the time of purchase, but no later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the TEPPCO Entities and their subsidiaries which have been read by the independent certified public accountants, as stated in their letter to be furnished pursuant to Section 6(b) hereof.

         (l) to apply the net proceeds from the sale of the Units in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

         (m) to pay all costs, expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters except as set forth under Section 5 hereof and (iii), (iv) and (vi) below) in connection with
(i) the preparation and filing of the Registration Statement, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issuance and delivery of the Units, (iii) the producing, word processing and/or printing of this Agreement, an Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof), and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Units for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Units on any securities exchange and any registration thereof under the Exchange Act, (vi) any fees payable to investment rating agencies with respect to the Units, (vii) any filing for review of the public offering of the Units by the NASD, (viii) the performance of the Partnership's other obligations hereunder and (ix) the costs and expenses of the TEPPCO Entities relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Units, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Partnership, travel and lodging expenses of the representatives and officers of the TEPPCO Entities and any such consultants, and the cost of any aircraft chartered in connection with the road show.

         (n) to furnish to the Underwriters, before filing with the Commission subsequent to the Effective Date of the Registration Statement and during the period referred to in paragraph (e) above, a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act.

         (o) to comply with all the provisions of any undertakings contained in the Registration Statement.

         (p) not to sell, offer or agree to sell, contract to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of, directly or indirectly (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise)), Common Units or securities convertible into or exchangeable or exercisable for Common Units or warrants or other rights to purchase Common Units or any other securities of the Partnership that are substantially similar to Units, or file or cause to be declared effective a registration statement under the Securities Act relating to the offer and sale of any Common Units or securities convertible into or exercisable or exchangeable for Common Units or other rights to purchase Units or any other securities of the Partnership that are substantially similar to Common Units or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, or publicly announce an intention to effect any such transaction for a period of 90 days after the date hereof (the "Lock-Up Period"), without the prior written consent of Goldman, Sachs & Co., except for (i) the registration of the Common Units and the sales to the Underwriters pursuant to this Agreement, (ii) issuances of Units upon the exercise of options or warrants disclosed as outstanding in the Registration Statement and the Prospectus, and
(iii) the issuance of employee options not exercisable during the Lock-Up Period pursuant to option plans described in the Registration Statement and the Prospectus.

         (q) not, at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, which will constitute, stabilization of the price of the Common Units to facilitate the sale or resale of any of the Units.

         (r) to timely file any financial statements required by Rule 3-05(b)(2) of Regulation S-X.

         5. Reimbursement of Underwriters' Expenses. If the Units are not delivered for any reason other than the termination of this Agreement pursuant to the first two paragraphs of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Partnership shall, in addition to paying the amounts described in Section 4(m) hereof, reimburse the Underwriters for all of their out-of-pocket expenses reasonably incurred, including the fees and disbursements of their counsel; provided, however, that if this Agreement is terminated pursuant to Section 8 by reason of the default of one or more Underwriters, the Partnership shall not be obligated to reimburse any defaulting Underwriter on account of these expenses.

         6. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the TEPPCO Entities on the date hereof and at the time of purchase (and the several obligations of the Underwriters at the additional time of purchase are subject to the accuracy of the representations and warranties on the part of the TEPPCO Entities on the date hereof and at the time of purchase (unless previously waived) and at the additional time of purchase, as the case may be, to the accuracy of the statements of the Partnership made in any certificates pursuant to the provisions hereof, to the performance by the Partnership of its obligations hereunder and to the following additional conditions precedent:

         (a) The Partnership shall furnish to the Underwriters at the time of purchase and at the additional time of purchase, as the case may be (i) opinions of Fulbright and Jaworski, L.L.P., counsel for the Partnership, addressed to the Underwriters and dated the time of purchase, as set forth in Exhibit B and (ii) opinions of James C. Ruth, general counsel of the Partnership, addressed to the Underwriters and dated the time of purchase, as set forth in Exhibit C, with reproduced copies of each for the other Underwriters and each in a form satisfactory to Andrews & Kurth L.L.P., counsel for the Underwriters.

         (b) The Underwriters shall have received from KPMG a "comfort letter" and "bring-down comfort letter" dated the date of this Agreement and the time of purchase or the additional time of purchase, as the case may be, respectively, and addressed to the Underwriters (with reproduced copies for each of the other Underwriters) in the forms heretofore approved by the Representative. PWC shall deliver a "comfort letter" and "bring-down comfort letter" to the Underwriters, dated the date of this Agreement and the time of purchase or the additional time of purchase, as the case may be, respectively, with respect to the financial information of Val Verde incorporated by reference in the Registration Statement.

         (c) The Underwriters shall have received at the at the time of purchase and at the additional time of purchase, as the case may be, the opinions of Andrews & Kurth L.L.P., counsel for the Underwriters, with respect to the issuance and sale of the Units, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require.

         (d) No amendment or supplement to the Registration Statement or Prospectus, including documents deemed to be incorporated by reference therein, shall be filed prior to the time of purchase or additional time of purchase to which the Underwriters object in writing.

         (e) Notification that all filings required by Rule 424 of the Rules and Regulations shall have been made.

         (f) Prior to the time of purchase and at the additional time of purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings initiated under Section 8(d) or 8(e) of the Securities Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

         (g) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, (i) no material and unfavorable change or any development involving a material adverse change, financial or otherwise (other than as specifically identified in the Registration Statement and Prospectus as of the date hereof), in the business, properties, financial condition, results of operations or prospects of any of the TEPPCO Entities and their subsidiaries taken as a whole shall occur or become known, (ii) no event shall occur or become known that could invalidate the Agreement, and (Iii) no transaction which is material to any of the TEPPCO Entities or their subsidiaries shall have been entered into by any of the TEPPCO Entities, except transactions contemplated in this Agreement or in the ordinary course of business.

         (h) The Partnership will, at the time of purchase or additional time of purchase, as the case may be, deliver to the Underwriters a certificate of two of the General Partner's executive officers to the effect that the representations and warranties of the TEPPCO Entities and their subsidiaries set forth in this Agreement are true and correct as of such date, that the TEPPCO Entities or their subsidiaries shall perform such of their obligations under this Agreement as are to be performed at or before the time of purchase, the conditions set forth in paragraphs (f) and (g) of this Section 6 have been met and such other matters as the Underwriters may reasonably request.

         (i) Goldman, Sachs & Co. shall have received signed Lock-Up Agreements referred to in Section 3(x).

         (j) The Partnership shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the

Registration Statement and the Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as the Underwriters may reasonably request.

         (k) The Units shall have been approved for listing on the New York Stock Exchange subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

         (l) Between the time of execution of this Agreement and the time of purchase or additional time of purchase, as the case may be, there shall not have occurred any downgrading, nor shall any notice or announcement have been given or made of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of, or securities guaranteed by, the Partnership or any of its subsidiaries by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Securities Act.

         (m) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against any of the TEPPCO Entities or their subsidiaries or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would have a Material Adverse Effect.

         (n) Each of the representations and warranties of the Partnership contained herein shall be true and correct in all material respects at the time of purchase or the additional time of purchase, as the case may be, as if made at the time of purchase or the additional time of purchase, as the case may be, and all covenants and agreements herein contained to be performed on the part of the Partnership and all conditions herein contained to be fulfilled or complied with by the Partnership at or prior to the time of purchase or additional time of purchase, as the case may be, shall have been duly performed, fulfilled or complied with; provided, however, that if any such representation or warranty is already qualified by materiality, for purposes of determining whether this condition has been satisfied, such representation or warranty as so qualified must be true and correct in all respects.

         (o) The Units shall be qualified for sale in such states as the Underwriters may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding at the time of purchase or additional time of purchase, as the case may be.

         7. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

         The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of Goldman, Sachs & Co. or any group of Underwriters (which may include the Representative) which has agreed to purchase in the aggregate at least 50% of the Units if, (x) since the time of execution of this Agreement or the respective dates as of which information is given in the Registration Statement and Prospectus, there has been any material adverse change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus as of the date hereof), in the operations, business, condition or prospects of the TEPPCO Entities or their subsidiaries taken as a whole, which would, in your judgment or in the judgment of such group of Underwriters, make it impracticable or inadvisable to market the Units on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (y) there shall have occurred any downgrading, or any notice shall have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement in the rating accorded any notes of, or notes guaranteed by, the Partnership or any of its subsidiaries by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Securities Act or, (z) if, at any time prior to the time of purchase or additional time of purchase, as the case may be, there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, American Stock Exchange or NASDAQ;
(ii) a suspension or material limitation in trading in Common Units of the Partnership on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or minimum prices shall have been established on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market;
(iii) a general moratorium on commercial banking activities declared either by the United States, Texas or New York State authorities, a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities or acts of terrorism involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or
(v) in your judgment or in the judgment of such group of Underwriters, to make it impracticable or inadvisable to market the Units on the terms and in the manner contemplated in the Registration Statement and the Prospectus.

         If the Representative or any group of Underwriters elects to terminate this Agreement as provided in this Section 7, the Partnership and each other Underwriter shall be notified promptly by letter or telegram.

         If the sale to the Underwriters of the Units, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because any of the Partnership shall be unable to comply with any of the terms of this Agreement, the Partnership shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(m), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Partnership under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

         8. Increase in Underwriters' Commitments. Subject to Sections 6 and 7, if any Underwriter shall default in its obligation to take up and pay for the Units to be purchased by it hereunder (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) and if the number of Units which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Units, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Units they are obligated to purchase pursuant to Section 1 hereof) the number aggregate of Units agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Units shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as the Representative may designate with the consent of each Underwriter so designated, or in the event no such designation is made, such Units shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Units set opposite the names of such non-defaulting Underwriters in Schedule A.

         Without relieving any defaulting Underwriter from its obligations hereunder, the Partnership agrees with the non-defaulting Underwriters that it will not sell any Units hereunder unless all of the Units are purchased by the Underwriters (or by substituted Underwriters selected by the Representative with the approval of the Partnership or selected by the Partnership with the approval of the Representative).

         If a new Underwriter or Underwriters are substituted by the Underwriters or by the Partnership for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Partnership or the Representative shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

         The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A.

         If the aggregate number of Units which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total of Units which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Partnership shall make arrangements within the five business day period stated above for the purchase of all the Units which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Partnership to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Partnership. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         9. Indemnity and Contribution.

         (a) The Partnership agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors, officers, employees, agents and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all the foregoing persons from and against any loss, damage, expense, liability or claim (including, but not limited to, the reasonable cost of investigation, legal representation and other expenses incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted) which, jointly or severally, any such Underwriter or person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Partnership), in a Prospectus (the term "Prospectus" for the purpose of this Section 9 being deemed to include any preliminary prospectus filed as part of the Registration Statement, the Prospectus (as previously defined) and the Prospectus as amended or supplemented by the Partnership), or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of any of the TEPPCO Entities or their subsidiaries or based on written information furnished by or on behalf of any of the TEPPCO Entities or their subsidiaries filed in any jurisdiction in order to qualify the Units under the securities laws thereof or filed with the Commission, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in such Registration Statement, Prospectus or other such documents or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter through the Representative to the Partnership expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus (which comprises only such information referred to in the second paragraph of Section 3(a) of this Agreement) or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement, Prospectus or other such documents or necessary to make such information not misleading. This indemnity agreement will be in addition to any liability that the Partnership might otherwise have.

         If any action, suit or proceeding (together, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Partnership pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the General Partner in writing of the institution of such Proceeding and the Partnership shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses, provided, however, that the omission to so notify the General Partner (or any omission of notice under Section 9(c)) shall not relieve the Partnership from any liability which the Partnership may have to any Underwriter or any such person or otherwise. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the General Partner in connection with the defense of such Proceeding or the Partnership shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded (based on advice of counsel) that there may be defenses available to it or them which are different from, additional to or in competition with those available to the Partnership (in which case the Partnership shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Partnership and paid as incurred (it being understood, however, that the Partnership shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Partnership shall not be liable for any settlement of any such claim or Proceeding effected without its written consent but if settled with the written consent of the General Partner, the Partnership agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

         (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Partnership, each director and officer and any person who controls the Partnership within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, and the successors and assigns of all the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Partnership or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through the Representative to the Partnership expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Partnership) or in a Prospectus (which comprises only such information referred to in the second paragraph of Section 3(a) of this Agreement), or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading. This indemnity will be in addition to any liability that each Underwriter might otherwise have; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions received by such Underwriter.

         If any Proceeding is brought against the Partnership or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Partnership or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter (or any omission of notice under Section 9(c)) shall not relieve such Underwriter, from any liability which such Underwriter may have to the Partnership or any such person or otherwise. The Partnership or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Partnership or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel in addition to any local counsel in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Partnership and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

         (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this
Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Partnership on the one hand and the Underwriters on the other hand from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Partnership on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Partnership and the underwriting discounts and commissions received by the Underwriters. The relative fault of the Partnership on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Partnership or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

         (d) The Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriter's obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

         The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Partnership contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors, officers, employees, agents or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Partnership, the directors and officers of the General Partner or any person who controls any of the Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Units. The Partnership and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Partnership, against any of the General Partner's officers or directors, in connection with the issuance and sale of the Units, or in connection with the Registration Statement or Prospectus.

         10. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent in care of Goldman, Sachs & Co., 85 Broad Street, New York, N.Y. 10004, Attention:
Registration Department and, if to the Partnership, shall be sufficient in all respects if delivered or sent to the Partnership at the offices of the General Partner at 2929 Allen Parkway, P.O. Box 2521, Houston, Texas 77252-2521,
Attention: James C. Ruth.

         11. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

         12. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Partnership consents to the jurisdiction of such courts and personal service with respect thereto. The Partnership hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against Goldman, Sachs & Co. or any indemnified party. Each of Goldman, Sachs & Co. and the Partnership (on its behalf and, to the extent permitted by applicable law, on behalf of its holders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Partnership agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Partnership and may be enforced in any other courts in the jurisdiction of which the Partnership is or may be subject, by suit upon such judgment.

         13. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Partnership and, to the extent provided in Section 9 hereof, the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Units from the Underwriters.

         14. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

         15. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Partnership and its successors and assigns and any successor or assign of any substantial portion of the Partnership's and any of the Underwriters' respective businesses and/or assets.

         If the foregoing correctly sets forth the understanding among the Partnership and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Partnership and the Underwriters, severally.


                             [Signatures to follow]

                                       Very truly yours,

                                       TEPPCO PARTNERS, L.P.

                                       By:  TEXAS EASTERN PRODUCTS
                                            PIPELINE COMPANY, LLC,
                                            its General Partner



                                       By: /s/ CHARLES H. LEONARD
                                           -------------------------------------
                                           Charles H. Leonard
                                           Senior Vice President and
                                           Chief Financial Officer




Accepted and agreed to as of
the date first above written, on
behalf of itself and the
Underwriters named in Schedule A

GOLDMAN, SACHS & CO.

By:    /s/ GOLDMAN, SACHS & CO.
   ---------------------------------
         (Goldman, Sachs & Co.)

                                   SCHEDULE A


                                                                                 MAXIMUM
                                                     NUMBER OF                  NUMBER OF
UNDERWRITERS                                         FIRM UNITS               OPTIONAL UNITS
------------                                         ----------               --------------
Goldman, Sachs & Co. ....................               991,909                  148,785
Salomon Smith Barney Inc. ...............               839,306                  125,896
UBS Warburg LLC .........................               686,705                  103,006
A.G. Edwards & Sons, Inc. ...............               438,728                   65,809
Sanders Morris Harris Inc................               190,751                   28,613
RBC Dain Rauscher Inc ...................               152,601                   22,890
                                                      ---------                  -------
                      Total..............             3,300,000                  495,000



                                   Schedule A

                                   SCHEDULE B

                            SIGNIFICANT SUBSIDIARIES




TE Products Pipeline Company, Limited Partnership

TEPPCO Midstream Companies, L.P.

TCTM, L.P.

Jonah Gas Gathering Company

Val Verde Gas Gathering Company, L.P.

TEPPCO Crude Pipeline, L. P.

TEPPCO Seaway, L.P.

TEPPCO Crude Oil, L.P.

Chaparral Pipeline Company, L.P.



                                   Schedule B

                                   SCHEDULE C


Mark A. Borer
Barbara A. Carroll
Milton Carroll
Carl D. Clay
J. Michael Cockrell
Derrill Cody
John P. DesBarres
Fred J. Fowler
John N. Goodpasture
Thomas R. Harper
Charles H. Leonard
Leonard W. Mallett
Jim W. Mogg
David E. Owen
Barry R. Pearl
Stephen W. Russell
James C. Ruth
William W. Slaughter
R. A. Walker
Duke Capital Corporation



                                   Schedule C

                                   EXHIBIT A-1

                            FORM OF LOCK-UP AGREEMENT
                       Units representing Limited Partner
                       Interests in TEPPCO Partners, L.P.



                                                              November ___, 2002



Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Ladies and Gentlemen:

                  This lock-up agreement (the "Lock-Up Agreement") is being delivered by the undersigned to Goldman, Sachs & Co. on behalf of the several Underwriters in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") to be entered into by TEPPCO Partners, L.P. (the "Partnership") and Goldman, Sachs & Co., UBS Warburg LLC, Salomon Smith Barney, Inc. and A.G. Edwards & Sons, Inc. (the "Underwriters"), with respect to the public offering (the "Offering") of units representing limited partner interests in the Partnership (the "Common Units").

                  In order to induce the Underwriters to enter into the Underwriting Agreement, the undersigned agrees that for a period of 90 days after the date of the final prospectus relating to the Offering the undersigned will not, without the prior written consent of Goldman, Sachs & Co. (i) sell, offer to sell, contract to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of, directly or indirectly, contract to dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise), file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the "Commission") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Common Units of the Partnership or any securities convertible into or exercisable or exchangeable for Common Units, or warrants or other rights to purchase Common Units, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Units or any securities convertible into or exercisable or exchangeable for Common Units, or warrants or other rights to purchase Common Units, whether any such transaction is to be settled by delivery of Common Units or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of or sale to the Underwriters of any Common Units pursuant to the Offering and the Underwriting Agreement, (b) bona fide gifts, provided the recipient or


                                 Exhibit A-1-1
recipients thereof agree in writing to be bound by the terms of this Lock-Up Agreement and confirm that he, she or it has been in compliance with the terms of this Lock-Up Agreement since the date hereof or (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing to be bound by the terms of this Lock-Up Agreement and confirms that it has been in compliance with the terms of this Lock-Up Agreement since the date hereof.

                  If (i) the Partnership notifies Goldman, Sachs & Co. in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the time of purchase (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.


                                 Exhibit A-1-2

                                   EXHIBIT A-2

                             DUKE LOCK-UP AGREEMENT
                       Units representing Limited Partner
                       Interests in TEPPCO Partners, L.P.



                                                              November ___, 2002


Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Ladies and Gentlemen:

                  This lock-up agreement (the "Lock-Up Agreement") is being delivered by the undersigned to Goldman, Sachs & Co. on behalf of the several Underwriters in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") to be entered into by TEPPCO Partners, L.P. (the "Partnership") and Goldman, Sachs & Co., UBS Warburg LLC, Salomon Smith Barney, Inc. and A.G. Edwards & Sons, Inc. (the "Underwriters"), with respect to the public offering (the "Offering") of units representing limited partner interests in the Partnership (the "Common Units").

                  In order to induce the Underwriters to enter into the Underwriting Agreement, the undersigned agrees that for a period of 60 days after the date of the final prospectus relating to the Offering the undersigned will not, without the prior written consent of Goldman, Sachs & Co. (i) sell, offer to sell, contract to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of, directly or indirectly, contract to dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the "Commission") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Common Units of the Partnership or any securities convertible into or exercisable or exchangeable for Common Units, or warrants or other rights to purchase Common Units, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Units or any securities convertible into or exercisable or exchangeable for Common Units, or warrants or other rights to purchase Common Units, whether any such transaction is to be settled by delivery of Common Units or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of or sale to the Underwriters of any Common Units pursuant to the Offering and the Underwriting Agreement, (b) bona fide gifts, provided the recipient or


                                 Exhibit A-2-1
recipients thereof agree in writing to be bound by the terms of this Lock-Up Agreement and confirm that he, she or it has been in compliance with the terms of this Lock-Up Agreement since the date hereof or (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing to be bound by the terms of this Lock-Up Agreement and confirms that it has been in compliance with the terms of this Lock-Up Agreement since the date hereof.

                  In addition, the Third Amended and Restated Agreement of Limited Partnership of the Partnership, dated September 21, 2001 (the "LP Agreement") provides that Duke Energy Corporation ("Duke") and its Affiliates (as defined in the LP Agreement) may have certain registration rights in connection with the Offering with respect to limited partnership units of the Partnership, including, but not limited to, Class B Units (as defined in the LP Agreement), held by Duke or its Affiliates. By executing this Lock-Up Agreement, Duke, for itself and on behalf of its Affiliates, hereby waive all registration rights Duke or its Affiliates may have in connection with the Offering, including any such rights set forth in Section 6.14 of the LP Agreement.

                  If (i) the Partnership notifies Goldman, Sachs & Co. in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the time of purchase (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.



                                 Exhibit A-2-2

                                    EXHIBIT B

                      FORM OF OPINIONS OF ISSUER'S COUNSEL

                     (TEPPCO Partners, L.P. Units Offering)

(1) Each of the Partnership, the Operating Partnerships, TEPPCO Crude Pipeline, L.P., TEPPCO Seaway, L.P., TEPPCO Crude Oil, L.P., Val Verde and Chaparral Pipeline Company, L.P. has been duly formed and is validly existing as a limited partnership in good standing under the Delaware LP Act, with limited partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and, with respect to the Partnership, to perform its obligations pursuant to the Agreement and to issue, sell and deliver the Units as contemplated by the Underwriting Agreement.

(2) The General Partner has been duly formed and is validly existing as a limited liability company in good standing under the Delaware LLC Act, with limited liability company power and authority to own, lease and operate its properties, to conduct its business and to act as the general partner of the Partnership, in each case, as described in the Registration Statement and Prospectus.

(3) All of the member interests of the General Partner are duly authorized, validly issued and nonassessable (except as provided in the Delaware LLC Act) and are owned of record and, to such counsel's knowledge, beneficially, by Duke Energy Field Services, L.P. ("DEFS"), free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names DEFS as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

(4) TEPPCO GP has been duly incorporated and is validly existing as a corporation in good standing under the DGCL, with corporate power and authority to own, lease and operate its properties, to conduct its business and to act as the general partner of each of the Operating Partnerships, in each case as described in the Registration Statement and the Prospectus.

(5) Each of the General Partner, the Partnership, TE Products, TEPPCO Midstream, TCTM, Chaparral Pipeline Company, L.P., Val Verde, TEPPCO Crude Oil, L.P., TEPPCO Crude Pipeline, L.P. and TEPPCO Seaway, L.P. have been duly qualified to do business as a foreign limited partnership, limited liability company, or corporation, as the case may be, and is in good standing in the state of Texas.

(6) The General Partner is the sole general partner of the Partnership with a general partner interest in the Partnership of 2.0%; such general partner interest is duly authorized by the Partnership Agreement and is validly issued. The General Partner owns of record and, to such counsel's knowledge, beneficially owns, such general partner interest, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the Uniform Commercial Code ("UCC") in the Office of the Secretary of State of the State of Delaware and that names the General Partner as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.


                                   Exhibit B-1

(7) TEPPCO GP is the sole general partner of each of the Operating Partnerships with a general partner interest in each of the Operating Partnerships of 0.001%; such general partner interests are duly authorized by the Operating Partnership Agreements, as the case may be, and are validly issued. TEPPCO GP owns of record and, to such counsel's knowledge, beneficially owns, such general partner interests, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO GP as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

(8) The Partnership is the sole limited partner of each of the Operating Partnerships with a limited partner interest in each of the Operating Partnerships of 99.999%; such limited partner interests are duly authorized by the Operating Partnership Agreements and are validly issued, fully paid and non-assessable (except as provided in the Delaware LP Act). The Partnership owns of record and, to such counsel's knowledge, beneficially owns, such limited partner interests in the Operating Partnerships, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names the Partnership as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

(9) All of the capital stock of TEPPCO GP is duly authorized, validly issued and nonassessable and is owned of record and, to such counsel's knowledge, beneficially, by the Partnership, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names the Partnership as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

(10) TEPPCO NGL is the sole general partner of Val Verde with a general partner interest in Val Verde of 0.001%; such general partner interest is duly authorized by the agreement of limited partnership of Val Verde, (the "Val Verde Partnership Agreement") and is validly issued. TEPPCO NGL owns of record and, to such counsel's knowledge, beneficially owns, such general partner interests, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO NGL as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

(11) TEPPCO Midstream is the sole limited partner of Val Verde with a limited partner interest of 99.999%; such limited partner interest is duly authorized by the Val Verde Partnership Agreement and is validly issued, fully paid and non-assessable (except as provided in the Delaware LP Act). TEPPCO Midstream owns of record and, to such counsel's knowledge, beneficially owns, such limited partner interests in Val Verde, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO Midstream as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

(12) All of the general partner interests of each of the TCTM Subsidiary Partnerships are duly authorized, validly issued and owned of record and, to such counsel's knowledge, beneficially,


                                  Exhibit B-2
by TEPPCO Crude GP, LLC, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO Crude GP, LLC as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

(13) All of the limited partner interests of each of the TCTM Subsidiary Partnerships are duly authorized, validly issued and nonassessable (except as provided in the Delaware LP Act), and are owned of record and, to such counsel's knowledge, beneficially, by TCTM (or, with respect to Lubrication Services, L.P., by TEPPCO Crude Oil, L.P. and with respect to TEPPCO Seaway, L.P., by TEPPCO Crude Pipeline, L.P.), free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names such respective limited partner as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

(14) All of the general partner interests of each of the Midstream Subsidiary Partnerships are duly authorized, validly issued and owned of record and, to such counsel's knowledge, beneficially, by TEPPCO NGL, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO NGL as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

(15) All of the limited partner interests of each of the Midstream Subsidiary Partnerships are duly authorized, validly issued and nonassessable (except as provided in the Delaware LP Act), and are owned of record and, to such counsel's knowledge, beneficially, by TEPPCO Midstream, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO Midstream as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

(16) All of the member interests of TEPPCO Colorado, LLC are duly authorized, validly issued and nonassessable (except as provided in the Delaware LLC Act) and are owned of record and, to such counsel's knowledge, beneficially, by TEPPCO Midstream, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO Midstream as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

(17) All of the member interests of TEPPCO NGL are duly authorized, validly issued and nonassessable (except as provided in the Delaware LLC Act) and are owned of record and, to such counsel's knowledge, beneficially, by TEPPCO Midstream, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO Midstream as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.


                                  Exhibit B-3

(18) All of the member interests of TEPPCO Crude GP, LLC are duly authorized, validly issued and nonassessable (except as provided in the Delaware LLC Act) and are owned of record and, to such counsel's knowledge, beneficially, by TCTM, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TCTM as debtor or (B) to such counsel's knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

(19) The Underwriting Agreement has been duly authorized, executed and delivered by the Partnership.

(20) The Units have been duly authorized by the board of directors of the General Partner and the Partnership Agreement on behalf of the Partnership and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable (except as provided in the Delaware LP Act), and free of any preemptive or, to the knowledge of such counsel, similar rights that entitle or will entitle any person to acquire any partnership interest in the Partnership upon the issuance thereof by the Partnership.

(21) To such counsel's knowledge, the Partnership's authorized and outstanding Common Units are as set forth in the Prospectus; and, except as set forth in the Prospectus, to such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, partnership interests or ownership interests in the Partnership are outstanding, other than options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, partnership interests or ownership interests in the Partnership included or described in the Partnership Agreement or any employee or non-employee director option plans, employment agreements and other employment arrangements to which the Partnership, the General Partner or their affiliates are party with respect to the Partnership.

(22) The Common Units conform in all material respects as to legal matters to the description thereof set forth under the captions "Cash Distributions" and "Tax Considerations" in the Prospectus.

(23) The form of certificates for the Units conforms in all material respects to the requirements of the Partnership Agreement.

(24) The Registration Statement and all post-effective amendments, if any, have become effective under the Securities Act and, to such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Securities Act; and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Securities Act has been made in the manner and within the time period required by such Rule 424.

(25) Each of the Partnership Agreement, the Operating Partnership Agreements and the Val Verde Partnership Agreement has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of the parties thereto, enforceable against the


                                  Exhibit B-4
parties thereto in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity and to the extent that rights to indemnity and contribution under the Partnership Agreement, the Operating Partnership Agreements and the Val Verde Partnership Agreement may be limited by federal or state securities laws or the public policy underlying such laws.

(26) Neither the offer, sale or delivery of the Units by the Partnership, the execution, delivery or performance of the Underwriting Agreement, nor performance by the Partnership of its obligations under the Underwriting Agreement constitutes or will constitute a breach of, or a default under, any license, agreement, indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, any lease, contract or other agreement or instrument to which any of the TEPPCO Entities or any of their subsidiaries is a party or by that any of them or any of their respective properties is bound or affected, in each case which has been filed with or incorporated by reference in the Registration Statement, or will result in the creation or imposition of any lien, charge or encumbrance under the terms thereof upon any property or assets of any of the TEPPCO Entities, nor will any such action result in any violation of (a) the partnership agreement, member agreement or other organization documents of any of the TEPPCO Entities or any of their subsidiaries, as the case may be, (b) any statutory law, regulation, rule or ruling (assuming compliance with all applicable state securities and blue sky laws), (c) any judgment, injunction, order or decree of any court, governmental agency or arbitrator that is known to such counsel as applicable to any of the TEPPCO Entities, any of their subsidiaries or any of their respective properties, or (d) any provision of any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which any of the TEPPCO Entities or any of their subsidiaries is a party or by which any of them or their respective properties may be bound or affected, which in each case is either (i) filed or incorporated by reference as exhibits to the Partnership's most recently filed Annual Report on Form 10-K or on any Quarterly Report on Form 10-Q or Current Report on Form 8-K of the Partnership filed with the Commission after December 31, 2001 or (ii) is identified in a certificate (a copy of which has been furnished to the Underwriters or the Underwriters' counsel) from an authorized officer of the General Partner as material to the business, operations or properties of the Partnership and its subsidiaries, taken as a whole.

(27) To such counsel's knowledge, except for Duke Energy Corporation and certain of its affiliates, each of whom has waived its rights, no holder of any interest in or security of the Partnership or any other person has any right to require registration of Units or any other partnership interest or other security of the Partnership because of the filing of the Registration Statement or consummation of the transactions contemplated by the Underwriting Agreement.

(28) No approval, authorization, consent, waiver, notice or order of or filing with, or other action by, any court or governmental authority is required to be obtained or made by the Partnership or General Partner by any material statutory law or regulation applicable to it as a condition to the execution and delivery by the Partnership of the Agreement, the performance by the Partnership of its obligations under the Agreement or the issuance or sale of the Units by the Partnership as contemplated by the Underwriting Agreement, the Prospectus and any supplement thereto, other than registration of the Units under the Securities Act (except we express no


                                  Exhibit B-5
opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Units are being offered by the Underwriters).

(29) The Registration Statement, and the Prospectus and any supplements or amendments thereto (except as to the financial statements and the notes thereto and schedules and other financial data contained or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act.

(30) The documents incorporated by reference in the Registration Statement and Prospectus, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) with the Commission, appear on their face to have been appropriately responsive in all material respects with the requirements of the Exchange Act (except as to the financial statements and the notes thereto and schedules and other financial data contained or incorporated by reference therein, as to which such counsel need express no opinion).

(31) None of the TEPPCO Entities nor any of their subsidiaries is or will be, upon consummation of the transactions contemplated by the Underwriting Agreement, an "investment company," or a "promoter" or "principal underwriter" for, a "registered investment company," as such terms are defined in the Investment Company Act of 1940, as amended, or a "public utility company" or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended; none of the Partnership and the TEPPCO Entities is subject to regulation under the Public Utility Holding Company Act of 1935, as amended.

(32) To such counsel's knowledge, there are no contracts, licenses, agreements, leases or documents of a character that are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Registration Statement or Prospectus (or any amendment or supplement thereto) that have not been so filed, summarized or described.

(33) The Firm Units and the Option Units are duly authorized for listing, subject only to official notice of issuance, on the New York Stock Exchange.

         Such counsel shall state that although it has not undertaken, except as otherwise indicated in such counsel's opinion, to determine independently, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of any of the statements in the Registration Statement (except as and to the extent stated in paragraphs 22 and 29 above) or any documents incorporated therein, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof (including review and discussion of the contents of all documents incorporated by reference therein) with officers and representatives of the General Partner, representatives of the independent public accountants of the Partnership and representatives of and counsel for the Underwriters, and based upon this participation, no information has come to such counsel's attention that has caused such counsel to believe that the Registration Statement (including the documents incorporated by reference therein at the time the Registration Statement became


                                  Exhibit B-6
effective and as of the signing of this Agreement), or the Prospectus, as of its date and as of the applicable time of purchase, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the applicable time of purchase, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (such counsel need not express any opinion with respect to the financial statements and the notes thereto and the schedules and other financial data included in the Registration Statement or the Prospectus or any documents incorporated by reference therein).

         In rendering the opinions expressed in paragraphs 6 through 18, terms used therein that are defined in the UCC shall have the meanings assigned therein. In rendering the opinion expressed in clause (A) of paragraphs 6 through 18, we have relied, without investigation, upon the accuracy and completeness of the certification from the office of the Secretary of State of Delaware dated _____________, 2002, for each of the General Partner, TEPPCO GP, the Partnership, TEPPCO NGL, TEPPCO Midstream, TEPPCO Crude GP, LLC, TCTM, TEPPCO Crude Oil, L.P., TEPPCO Crude Pipeline, L.P. that there are no presently effective financing statements, federal tax liens, or utility security instruments filed in the office of the Delaware Secretary of State that name such respective entities as debtor, and further, we have assumed that at all times from and including the [insert date through which each UCC Search Certificate conducted its search] and to and through the date of the delivery of this opinion letter, there have been no filings made in the Office of the Secretary of State of the State of Delaware in which the applicable entities are named as a debtor and which covers, in whole or part, or any proceeds thereof, any interests in the applicable entities.

         Such counsel may state that the opinions are limited exclusively to the laws of the State of Texas, the Delaware LP Act, the Delaware LLC Act, the DGCL and the federal laws of the United States of America.

         Such counsel may state that, as used in its opinion, the phrase "to our knowledge" or words of similar import means conscious awareness of facts or other information by the lawyers in such firm who, based on its records as of the date hereof, have devoted substantive attention to legal matters on behalf of the TEPPCO Entities since January 1, 2001.

         The opinions expressed herein are furnished to you for your sole benefit in connection with the transactions contemplated by the Agreement. The opinions expressed herein may not be relied upon by you for any other purpose and may not be relied upon for any purpose by any other person without our prior written consent, except that the transfer agent for the Units may rely upon this opinion in connection with those transactions.


                                  Exhibit B-7

                                    EXHIBIT C

    FORM OF OPINIONS OF JAMES C. RUTH, GENERAL COUNSEL TO THE GENERAL PARTNER

         (1) Jonah has been duly formed and is validly existing in good standing as a general partnership under the Wyoming Uniform Partnership Act. All of the general partner interests of Jonah are duly authorized and are beneficially owned by TEPPCO GP and TEPPCO Midstream free and clear of any security interest, lien, encumbrance, right to purchase or other claim, except as disclosed in the Prospectus or as provided in the agreement of partnership of Jonah or pursuant to the Wyoming Uniform Partnership Act (A) in respect of which a financing statement under the Uniform Commercial Code ("UCC") has been filed in the State of Wyoming naming TEPPCO GP or TEPPCO Midstream as debtor is on file in the offices of the Secretary of State of the State of Wyoming or (B) otherwise known to such counsel.

         (2) To such counsel's knowledge, there are no actions, suits, claims, investigations or proceedings pending or threatened or contemplated to which any of the TEPPCO Entities or any of their subsidiaries is subject or of which any of their respective properties is subject at law or in equity or before or, by any Federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) but are not so described.

         (3) To such counsel's knowledge, none of the TEPPCO Entities nor any of their subsidiaries is in violation of its partnership agreement, member agreement or other organizational documents, or is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which any of the TEPPCO Entities or any of their subsidiaries is a party or by which any of them or their respective properties may be bound or affected or under any Federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to any of the TEPPCO Entities or any of their subsidiaries, except where such violation, breach or default would not, individually or in the aggregate, have a Material Adverse Effect.


                                  Exhibit C-1




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1 As used herein "business day" shall mean a day on which the New York Stock
Exchange is open for trading.